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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 13, 2006


                           FIRST BANCTRUST CORPORATION
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-32535                 37-1406661
State or other jurisdiction           (Commission               (IRS Employer
      of Incorporation                File Number)           Identification No.)

                    206 SOUTH CENTRAL AVENUE, PARIS, IL 61944
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               (Address of principal executive offices) (Zip Code)

                                 (217) 465-6381
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         This Form 8-K/A is being filed to correct Item 5.02 of First BancTrust Corporation's Current Report on Form 8-K filed on October 5, 2005. In the October 5, 2005 Form 8-K, the registrant reported that John Graham, formerly a director of Rantoul First Bank, S.B., was appointed to First BancTrust's Board of Directors, and its Audit, Compensation, and Executive Committees. The October 5, 2005 Form 8-K should have stated that Mr. Graham was appointed to First Bank & Trust s.b.'s (the "Bank") Board of Directors and its Audit, Compensation, and Executive Committees, along with the Bank's ALCO and Loan Committees.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 13, 2006                   /s/ Terry J. Howard
                                         ---------------------------------------
                                         Terry J. Howard
                                         President and Chief Executive Officer








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